Exhibit 99.2

Draft 8/7/2012

Draft 8/7/2012

ACCOUNTING CHANGES

The financial data herein reflects, for all periods presented, the adoption and retrospective application of Accounting Standards Update 2010-26 (the “Update”), which addresses diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts.  This Update was effective for the Company on January 1, 2012.

The financial data herein also reflects, for all periods presented, a revision to the Company’s definition of operating income (loss) as it relates to embedded derivatives on our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of our business is internally assessed.  This change did not impact its comparable GAAP measure income before income tax.  See information related to certain non-GAAP disclosures for additional information.

Draft 8/7/2012

Quarterly Financial Highlights

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2011	2011	2011	2012	2012	2011	2012

Pre-tax Operating Income (Loss) (1)

Life Marketing	$30,263	$12,777	$33,810	$30,369	$30,348	$49,536	$60,717
Acquisitions	39,429	44,028	41,545	39,099	43,615	71,820	82,714
Annuities	17,178	20,176	24,230	35,783	28,553	35,818	64,336
Stable Value Products	19,142	14,217	14,226	12,646	15,958	28,337	28,604
Asset Protection	5,685	6,164	6,706	4,966	6,479	12,537	11,445
Corporate & Other	3,977	(3,815)	(4,416)	27,880	(25,397)	13,998	2,483
Total Pre-tax Operating Income	$115,674	$93,547	$116,101	$150,743	$99,556	$212,046	$250,299

Balance Sheet Data

Total GAAP Assets	$50,212,328	$51,244,311	$52,143,369	$53,322,272	$54,195,024
Total Protective Life Corporation’s Shareowners’ Equity	$3,104,801	$3,579,515	$3,711,517	$3,785,810	$4,147,234
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (2)	$2,635,730	$2,673,447	$2,726,073	$2,784,007	$2,828,898

Stock Data

Closing Price	$23.13	$15.63	$22.56	$29.62	$29.41
Average Shares Outstanding
Basic	86,346,216	84,722,232	83,205,456	82,330,330	81,639,756	86,474,012	81,985,649
Diluted	87,653,731	86,004,571	84,464,572	83,921,135	83,243,703	87,736,449	83,583,025

(1) “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

(2) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft 8/7/2012

Financial Strength Ratings as of June 30, 2012

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Draft 8/7/2012

GAAP Consolidated Statements of Income

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2011	2011	2011	2012	2012	2011	2012

REVENUES
Gross Premiums and Policy Fees	$716,586	$696,978	$720,233	$696,305	$711,429	$1,382,929	$1,407,734
Reinsurance Ceded	(364,248)	(326,967)	(371,652)	(304,558)	(344,673)	(696,056)	(649,231)
Net Premiums and Policy Fees	352,338	370,011	348,581	391,747	366,756	686,873	758,503
Net investment income	448,785	462,926	464,719	462,121	456,222	892,998	918,343
RIGL - Derivatives	(34,993)	(97,816)	(9,756)	(29,909)	(48,268)	(47,679)	(78,177)
RIGL - All Other Investments	58,917	138,230	33,296	35,726	65,593	63,389	101,319

OTTI losses	(15,632)	(6,259)	(24,420)	(34,420)	(13,670)	(31,653)	(48,090)
Portion recognized in OCI (before taxes)	6,145	(3,570)	1,957	15,656	62	16,503	15,718
Net OTTI losses recognized in earnings	(9,487)	(9,829)	(22,463)	(18,764)	(13,608)	(15,150)	(32,372)
Other income	87,224	75,859	72,520	111,260	81,480	159,433	192,740
Total Revenues	902,784	939,381	886,897	952,181	908,175	1,739,864	1,860,356

BENEFITS & EXPENSES
Benefits and settlement expenses	551,553	592,792	552,759	589,629	568,522	1,087,922	1,158,151
Amortization of deferred policy acquisition costs and value of business acquired	65,718	71,740	62,309	56,836	67,188	130,944	124,024
Other operating expenses	110,672	112,512	109,375	116,255	124,530	215,892	240,785
Interest expense - subsidiaries	7,108	7,168	7,081	6,109	6,098	13,774	12,207
Interest expense - holding company - other debt	23,493	23,482	23,335	23,372	23,298	46,977	46,670
Interest expense - holding company - subordinated debt	9,401	9,401	9,401	9,401	10,852	18,802	20,253
Total Benefits and Expenses	767,945	817,095	764,260	801,602	800,488	1,514,311	1,602,090

INCOME BEFORE INCOME TAX	134,839	122,286	122,637	150,579	107,687	225,553	258,266
Income tax expense	46,920	39,429	36,603	51,558	31,532	78,807	83,090
NET INCOME	87,919	82,857	86,034	99,021	76,155	146,746	175,176
Less: Net Income (loss) attributable to noncontrolling interests	296	—	—	—	—	245	—
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$87,623	$82,857	$86,034	$99,021	$76,155	$146,501	$175,176

PER SHARE DATA FOR QUARTER
Operating income-diluted (1)	$0.86	$0.74	$0.97	$1.18	$0.85
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.22)	(0.69)	(0.03)	(0.18)	(0.31)
RIGL - All Other Investments	0.36	0.91	0.08	0.18	0.37
Net income available to PLC’s common shareowners-diluted	$1.00	$0.96	$1.02	$1.18	$0.91
Average shares outstanding-diluted	87,653,731	86,004,571	84,464,572	83,921,135	83,243,703
Dividends paid	$0.16	$0.16	$0.16	$0.16	$0.18
PER SHARE DATA FOR YTD
Operating income-diluted (1)	$1.57	$2.32	$3.28	$1.18	$2.04
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.28)	(0.97)	(1.00)	(0.18)	(0.49)
RIGL - All Other Investments	0.38	1.28	1.37	0.18	0.55
Net income available to PLC’s common shareowners-diluted	$1.67	$2.63	$3.65	$1.18	$2.10
Average shares outstanding-diluted	87,736,449	87,152,812	86,475,229	83,921,135	83,583,025
Dividends paid	$0.30	$0.46	$0.62	$0.16	$0.34

(1) “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 8/7/2012

GAAP Consolidated Balance Sheets

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2011	2011	2011	2012	2012
ASSETS

Fixed maturities	$26,133,625	$27,855,004	$27,983,446	$28,189,744	$28,850,496
Equity securities	349,738	327,802	335,232	360,527	350,503
Mortgage loans	5,349,851	5,377,977	5,353,481	5,314,496	5,203,999
Investment real estate	23,737	27,495	29,899	31,527	20,582
Policy loans	881,757	880,203	879,819	877,850	870,775
Other long-term investments	297,825	284,550	257,714	324,001	333,358
Long-term investments	33,036,533	34,753,031	34,839,591	35,098,145	35,629,713
Short-term investments	134,698	80,387	101,489	110,194	89,495
Total investments	33,171,231	34,833,418	34,941,080	35,208,339	35,719,208
Cash	419,210	332,487	267,298	175,353	219,877
Accrued investment income	345,906	363,548	350,580	362,837	354,282
Accounts and premiums receivable	68,559	60,008	84,754	90,372	111,362
Reinsurance receivable	5,730,025	5,645,080	5,645,471	5,674,662	5,716,333
Deferred policy acquisition costs and value of business acquired	3,252,931	3,221,007	3,248,041	3,234,596	3,208,319
Goodwill	113,209	112,434	111,659	110,884	110,110
Property and equipment, net	43,142	45,997	48,578	48,596	48,307
Other assets	180,602	201,516	150,549	163,360	164,354
Current/Deferred income tax	39,936	11,142	50,783	—	62,316
Assets related to separate accounts
Variable annuity	6,291,158	5,947,391	6,741,959	7,698,456	7,949,926
Variable universal life	556,419	470,283	502,617	554,817	530,630

TOTAL ASSETS	$50,212,328	$51,244,311	$52,143,369	$53,322,272	$54,195,024

Draft 8/7/2012

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2011	2011	2011	2012	2012

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$20,619,144	$20,665,267	$20,867,989	$20,981,983	$21,165,796
Unearned premiums	1,225,066	1,244,457	1,258,785	1,283,441	1,301,537
Stable value product deposits	2,565,235	2,827,862	2,769,510	2,772,378	2,676,312
Annuity deposits	10,899,995	10,975,016	10,946,848	10,856,119	10,774,666
Other policyholders’ funds	589,879	575,056	546,516	537,909	539,364
Repurchase program borrowings	—	157,103	—	221,569	200,000
Other liabilities	964,392	1,196,554	1,065,451	1,055,568	1,157,689
Mortgage loan backed certificates	42,862	32,471	19,755	8,834	—
Deferred income taxes	896,221	1,139,532	1,260,629	1,241,670	1,430,027
Income tax payable	—	—	—	22,725	—
Non-recourse funding obligations	438,300	414,800	407,800	297,000	297,000
Debt	1,494,852	1,495,000	1,520,000	1,480,000	1,510,000
Subordinated debt securities	524,743	524,743	524,743	524,743	515,593
Liabilities related to separate accounts
Variable annuity	6,291,158	5,947,391	6,741,959	7,698,456	7,949,926
Variable universal life	556,419	470,283	502,617	554,817	530,630
TOTAL LIABILITIES	47,108,266	47,665,535	48,432,602	49,537,212	50,048,540

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	592,451	594,084	598,106	593,930	603,045
Treasury stock	(50,326)	(83,549)	(107,740)	(131,578)	(157,412)
Retained earnings	2,049,217	2,118,524	2,191,319	2,277,267	2,338,877
Accumulated other comprehensive income (loss)	469,071	906,068	985,444	1,001,803	1,318,336
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	3,104,801	3,579,515	3,711,517	3,785,810	4,147,234
Noncontrolling interest	(739)	(739)	(750)	(750)	(750)
TOTAL EQUITY	3,104,062	3,578,776	3,710,767	3,785,060	4,146,484
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$50,212,328	$51,244,311	$52,143,369	$53,322,272	$54,195,024

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$36.68	$43.22	$45.45	$46.74	$51.81
Less: Accumulated other comprehensive income (loss)	5.54	10.94	12.07	12.37	16.47
Excluding accumulated other comprehensive income (loss) (1)	$31.14	$32.28	$33.38	$34.37	$35.34

Total Protective Life Corporation’s Shareowners’ Equity	$3,104,801	$3,579,515	$3,711,517	$3,785,810	$4,147,234
Less: Accumulated other comprehensive income (loss)	469,071	906,068	985,444	1,001,803	1,318,336
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (1)	$2,635,730	$2,673,447	$2,726,073	$2,784,007	$2,828,898

Common shares outstanding	84,650,243	82,812,088	81,669,195	80,998,430	80,046,258
Treasury Stock shares	4,126,717	5,964,872	7,107,765	7,778,530	8,730,702

(1) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 8/7/2012

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2011	2011	2011	2012	2012	2011	2012

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$87,623	$82,857	$86,034	$99,021	$76,155	$146,501	$175,176

Average shares outstanding-basic	86,346,216	84,722,232	83,205,456	82,330,330	81,639,756	86,474,012	81,985,649
Average shares outstanding-diluted	87,653,731	86,004,571	84,464,572	83,921,135	83,243,703	87,736,449	83,583,025

Net income available to PLC’s common shareowners per share-basic	$1.01	$0.98	$1.03	$1.20	$0.93	$1.69	$2.14
Net income available to PLC’s common shareowners per share-diluted	$1.00	$0.96	$1.02	$1.18	$0.91	$1.67	$2.10

Income from continuing operations	$87,623	$82,857	$86,034	$99,021	$76,155	$146,501	$175,176
EPS (basic)	$1.01	$0.98	$1.03	$1.20	$0.93	$1.69	$2.14
EPS (diluted)	$1.00	$0.96	$1.02	$1.18	$0.91	$1.67	$2.10

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(34,993)	$(97,816)	$(9,756)	$(29,909)	$(48,268)	$(47,679)	$(78,177)
VA GMWB economic cost	5,153	5,902	6,481	7,240	8,355	9,498	15,595
RIGL - All Other Investments	49,430	128,401	10,833	16,962	51,985	48,239	68,947
Related amortization of DAC & VOBA	(721)	(7,748)	(1,022)	5,543	(3,941)	3,204	1,602
	18,869	28,739	6,536	(164)	8,131	13,262	7,967
Tax effect	(6,604)	(10,059)	(2,288)	58	(2,845)	(4,642)	(2,787)
	$12,265	$18,680	$4,248	$(106)	$5,286	$8,620	$5,180

RIGL - Derivatives per share-diluted	$(0.22)	$(0.69)	$(0.03)	$(0.18)	$(0.31)	$(0.28)	$(0.49)
RIGL - All Other Investments per share-diluted	$0.36	$0.91	$0.08	$0.18	$0.37	$0.38	$0.55

OPERATING INCOME PER SHARE (1)

Net income available to PLC’s common shareowners per share-diluted	$1.00	$0.96	$1.02	$1.18	$0.91	$1.67	$2.10
Less: RIGL - Derivatives per share-diluted	(0.22)	(0.69)	(0.03)	(0.18)	(0.31)	(0.28)	(0.49)
Less: RIGL - All Other Investments per share-diluted	0.36	0.91	0.08	0.18	0.37	0.38	0.55
Operating income per share-diluted	$0.86	$0.74	$0.97	$1.18	$0.85	$1.57	$2.04

NET OPERATING INCOME (1)

Net income available to PLC’s common shareowners	$87,623	$82,857	$86,034	$99,021	$76,155	$146,501	$175,176
Less: RIGL - Derivatives net of tax	(19,396)	(59,744)	(2,129)	(14,735)	(25,943)	(24,818)	(40,678)
Less: RIGL - All Other Investments net of tax and amortization	31,661	78,424	6,377	14,629	31,229	33,438	45,858
Net operating income	$75,358	$64,177	$81,786	$99,127	$70,869	$137,881	$169,996

PRE-TAX OPERATING INCOME (2)

Income before income tax and discontinued operations	$134,839	$122,286	$122,637	$150,579	$107,687	$225,553	$258,266
Less: RIGL - Derivatives	(34,993)	(97,816)	(9,756)	(29,909)	(48,268)	(47,679)	(78,177)
Less: VA GMWB economic cost	5,153	5,902	6,481	7,240	8,355	9,498	15,595
Less: RIGL - All Other Investments	49,430	128,401	10,833	16,962	51,985	48,239	68,947
Less: Related amortization of DAC & VOBA	(721)	(7,748)	(1,022)	5,543	(3,941)	3,204	1,602
Less: Minority Interest	296	—	—	—	—	245	—
Pre-tax operating income	$115,674	$93,547	$116,101	$150,743	$99,556	$212,046	$250,299

(1) “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

(2) “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft 8/7/2012

Invested Asset Summary

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2011	2011	2011	2012	2012

Total Portfolio

Fixed Maturities	$26,133.6	$27,855.0	$27,983.5	$28,189.7	$28,850.5	81%
Mortgage Loans	5,349.9	5,378.0	5,353.5	5,314.5	5,204.0	15%
Investment Real Estate	23.7	27.5	29.9	31.5	20.6	0%
Equity Securities	349.7	327.8	335.2	360.5	350.5	1%
Policy Loans	881.8	880.2	879.8	877.9	870.8	2%
Short-Term Investments	134.7	80.4	101.5	110.2	89.5	0%
Other Long-Term Investments	297.8	284.5	257.7	324.0	333.3	1%
Total Invested Assets	$33,171.2	$34,833.4	$34,941.1	$35,208.3	$35,719.2	100%

Draft 8/7/2012

Invested Asset Summary - Fixed Income

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2011	2011	2011	2012	2012

Fixed Income

Corporate Bonds	$18,741.8	$19,856.5	$20,148.4	$20,321.8	$20,903.8	72%
Residential Mortgage-Backed Securities	2,702.2	2,827.2	2,656.1	2,664.5	2,501.3	9%
Commercial Mortgage-Backed Securities	452.6	640.3	741.8	785.1	938.0	3%
Other Asset-Backed Securities	1,029.1	953.7	971.0	996.8	1,056.3	4%
U.S. Government-related Securities	1,577.2	1,813.4	1,771.5	1,645.1	1,629.2	6%
Other Government-related Securities	232.5	192.0	137.9	180.0	166.3	0%
States, Municipals and Political Subdivisions	1,398.2	1,571.9	1,556.8	1,596.4	1,655.6	6%
Total Fixed Income Portfolio	$26,133.6	$27,855.0	$27,983.5	$28,189.7	$28,850.5	100%

Fixed Income - Quality

AAA	17.3%	17.6%	16.5%	16.2%	16.2%
AA	6.8%	7.9%	8.0%	8.0%	7.1%
A	25.2%	26.7%	27.5%	28.7%	30.3%
BBB	42.5%	40.4%	41.0%	39.5%	39.2%
Below investment grade	8.2%	7.4%	7.0%	7.6%	7.2%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior period ratings and investment classifications have been restated to be consistent with current quarter presentation.

Draft 8/7/2012

Fixed Maturities by NAIC Rating

STAT Carry Value % of Total

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2011	2011	2011	2012	2012

NAIC Rating
1	55.32%	57.10%	56.07%	55.97%	56.44%
2	40.33%	38.61%	38.92%	38.64%	38.58%
3	2.31%	2.28%	2.80%	3.47%	3.21%
4	1.01%	1.11%	1.31%	0.76%	0.76%
5	0.87%	0.75%	0.73%	0.96%	0.94%
6	0.16%	0.15%	0.17%	0.20%	0.07%

	100.00%	100.00%	100.00%	100.00%	100.00%

Below investment grade (using NAIC 3-6)	4.35%	4.29%	5.01%	5.39%	4.98%

Note:  NAIC Ratings reflect statutory carrying values

Draft 8/7/2012

Invested Asset Summary - Mortgages

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2011	2011	2011	2012	2012

Mortgage Loans - Type

Retail	64.4%	65.4%	65.7%	65.7%	66.4%
Apartments	11.4%	11.0%	11.3%	11.6%	10.7%
Office Buildings	14.1%	13.7%	13.4%	13.2%	13.6%
Warehouses	8.0%	7.7%	7.6%	7.4%	7.3%
Miscellaneous	2.1%	2.2%	2.0%	2.1%	2.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$10.3	$6.9	$2.4	$5.3	$30.1 (1)
90 Days Past Due	15.7	16.2	12.5	5.6	11.3
Renegotiated Loans (2)	16.1	16.1	16.1	—	—
Foreclosed Real Estate	1.7	5.5	10.4	2.7	2.7
	$43.8	$44.7	$41.4	$13.6	$44.1

% of Commercial Mortgage Loan Portfolio	0.8%	0.8%	0.8%	0.3%	0.8%

(1)  Includes $7.0 million of nonperforming loans subject to a pooling and servicing agreement for 2Q12.

(2)  Loans restructured under the terms of a pooling and servicing agreement.

Draft 8/7/2012

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2011	2011	2011	2012	2012

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$3.0	$2.6	$2.2	$1.7	$1.3
AA	—	—	—	—	—
A	—	—	—	—	—
BBB	6.0	—	—	—	—
Below investment grade	20.7	23.8	21.0	19.1	17.2
Total	$29.7	$26.4	$23.2	$20.8	$18.5

Modco Trading Portfolio

Rating
AAA	$768.0	$871.5	$845.5	$607.9	$605.9
AA	316.5	325.2	267.4	259.6	245.5
A	693.1	654.5	702.9	742.3	799.1
BBB	869.4	888.8	909.3	1,007.5	1,037.7
Below investment grade	210.1	231.9	211.7	338.8	316.9
Short-term investments	102.2	67.6	85.8	63.6	43.4
Total	$2,959.3	$3,039.5	$3,022.6	$3,019.7	$3,048.5

Note:  Prior period ratings have been restated to be consistent with current quarter presentation.

Draft 8/7/2012

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of June 30, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
A	$1.1	$—	$—	$—	$—	$1.1
BBB	6.1	—	—	—	—	6.1
Below investment grade	412.5	—	—	—	—	412.5
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$419.7	$—	$—	$—	$—	$419.7

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
A	$—	$—	$—	$—	$—	$—
BBB	0.8	—	—	—	—	0.8
Below investment grade	(37.8)	—	—	—	—	(37.8)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(37.0)	$—	$—	$—	$—	$(37.0)

Draft 8/7/2012

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of June 30, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$597.1	$86.3	$397.3	$369.3	$—	$1,450.0
AA	7.5	—	—	—	—	7.5
A	38.0	—	—	—	—	38.0
BBB	30.9	—	—	—	—	30.9
Below investment grade	554.8	—	—	—	—	554.8
Total mortgage-backed securities collateralized by prime loans	$1,228.3	$86.3	$397.3	$369.3	$—	$2,081.2

Includes $1.4 million of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$37.9	$9.5	$24.0	$25.3	$—	$96.7
AA	0.2	—	—	—	—	0.2
A	1.0	—	—	—	—	1.0
BBB	0.9	—	—	—	—	0.9
Below investment grade	(11.9)	—	—	—	—	(11.9)
Total mortgage-backed securities collateralized by prime loans	$28.1	$9.5	$24.0	$25.3	$—	$86.9

Draft 8/7/2012

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of June 30, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$185.6	$—	$83.7	$235.5	$154.8	$659.6
AA	5.3	—	32.1	43.3	10.2	90.9
A	47.4	5.7	35.4	84.2	14.8	187.5
Total commercial mortgage-backed securities	$238.3	$5.7	$151.2	$363.0	$179.8	$938.0

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$4.2	$—	$7.9	$20.0	$(0.1)	$32.0
AA	0.1	—	0.9	2.2	0.1	3.3
A	1.5	0.2	2.7	2.3	0.4	7.1
Total commercial mortgage-backed securities	$5.8	$0.2	$11.5	$24.5	$0.4	$42.4

Draft 8/7/2012

Invested Asset Summary - ABS(1)

Other Asset-backed Securities(1) as of June 30, 2012:

(Dollars In Millions)	2008 and
(Unaudited)	Prior	2009	2010	2011	2012	Total
Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$562.7	$2.1	$32.1	$27.0	$10.1	$634.0
AA	166.3	—	—	—	—	166.3
A	33.5	—	—	74.4	53.2	161.1
BBB	3.1	—	—	—	—	3.1
Below investment grade	91.8	—	—	—	—	91.8
Total other asset-backed securities	$857.4	$2.1	$32.1	$101.4	$63.3	$1,056.3

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(35.5)	$—	$0.1	$0.4	$0.1	$(34.9)
AA	(17.6)	—	—	—	—	(17.6)
A	(0.6)	—	—	3.9	0.2	3.5
BBB	—	—	—	—	—	—
Below investment grade	(35.8)	—	—	—	—	(35.8)
Total other asset-backed securities	$(89.5)	$—	$0.1	$4.3	$0.3	$(84.8)

(1)  Excludes Residential and Commercial mortgage-backed securities

Draft 8/7/2012

Life Marketing Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2011	2011	2011	2012	2012	2011	2012
REVENUES
Gross Premiums and Policy Fees	$406,566	$383,293	$408,057	$388,117	$397,645	$800,231	$785,762
Reinsurance Ceded	(219,292)	(191,498)	(237,886)	(192,755)	(209,803)	(417,378)	(402,558)
Net Premiums and Policy Fees	187,274	191,795	170,171	195,362	187,842	382,853	383,204
Net investment income	110,230	112,396	116,922	119,026	121,283	216,857	240,309
Other income	28,923	27,048	26,205	29,154	29,966	57,054	59,120
Total Revenues	326,427	331,239	313,298	343,542	339,091	656,764	682,633

BENEFITS & EXPENSES
Benefits and settlement expenses	236,439	269,996	226,501	254,579	251,509	481,601	506,088
Amortization of deferred policy acquisition costs and value of business acquired	22,047	15,214	22,218	22,594	19,454	50,029	42,048
Other operating expenses	37,678	33,252	30,769	36,000	37,780	75,598	73,780
Total Benefits and Expenses	296,164	318,462	279,488	313,173	308,743	607,228	621,916

INCOME BEFORE INCOME TAX	$30,263	$12,777	$33,810	$30,369	$30,348	$49,536	$60,717

Life Marketing Key Data

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2011	2011	2011	2012	2012	2011	2012
SALES BY PRODUCT
Traditional	$1,305	$516	$162	$287	$307	$3,168	$594
Universal life	32,988	25,670	23,344	20,962	24,142	68,933	45,104
Bank-owned life insurance	3,460	1,520	1,722	1,345	1,376	8,121	2,721
Total	$37,753	$27,706	$25,228	$22,594	$25,825	$80,222	$48,419

SALES BY DISTRIBUTION
Independent agents	$25,690	$19,185	$15,280	$13,940	$14,818	$54,933	$28,758
Stockbrokers/banks	8,427	6,907	8,000	6,976	9,191	16,770	16,167
BOLI/other	3,636	1,614	1,948	1,678	1,816	8,519	3,494
Total	$37,753	$27,706	$25,228	$22,594	$25,825	$80,222	$48,419

Draft 8/7/2012

Acquisitions Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2011	2011	2011	2012	2012	2011	2012
REVENUES
Gross Premiums and Policy Fees	$215,533	$219,970	$218,502	$212,158	$215,672	$396,027	$427,830
Reinsurance Ceded	(112,681)	(103,667)	(101,534)	(80,301)	(102,644)	(214,475)	(182,945)
Net Premiums and Policy Fees	102,852	116,303	116,968	131,857	113,028	181,552	244,885
Net investment income	132,710	140,352	138,261	138,121	138,692	250,648	276,813
RIGL - Derivatives	(28,858)	(109,437)	(3,116)	10,640	(48,002)	(21,378)	(37,362)
RIGL - All Other Investments	34,676	124,416	13,289	17,312	55,338	29,402	72,650
Other income	1,391	1,432	1,459	1,579	2,240	2,670	3,819
Total Revenues	242,771	273,066	266,861	299,509	261,296	442,894	560,805

BENEFITS & EXPENSES
Benefits and settlement expenses	164,906	176,850	178,056	194,173	180,488	307,387	374,661
Amortization of deferred policy acquisition costs and value of business acquired	18,053	20,807	19,578	23,142	17,940	34,656	41,082
Other operating expenses	14,735	16,767	17,149	15,110	12,125	21,876	27,235
Total Benefits and Expenses	197,694	214,424	214,783	232,425	210,553	363,919	442,978

INCOME BEFORE INCOME TAX	45,077	58,642	52,078	67,084	50,743	78,975	117,827

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(28,858)	(109,437)	(3,116)	10,640	(48,002)	(21,378)	(37,362)
Less: RIGL - All Other Investments	34,676	124,416	13,289	17,312	55,338	29,402	72,650
Less: Related amortization of deferred policy acquisition costs and value of business acquired	(170)	(365)	360	33	(208)	(869)	(175)

PRE-TAX OPERATING INCOME	$39,429	$44,028	$41,545	$39,099	$43,615	$71,820	$82,714

Draft 8/7/2012

Annuities Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2011	2011	2011	2012	2012	2011	2012
REVENUES
Gross Premiums and Policy Fees	$16,709	$17,670	$19,083	$21,928	$23,252	$31,632	$45,180
Reinsurance Ceded	(17)	(16)	(12)	(13)	(7)	(38)	(20)
Net Premiums and Policy Fees	16,692	17,654	19,071	21,915	23,245	31,594	45,160
Net investment income	128,202	127,095	127,577	125,985	124,159	252,558	250,144
RIGL - Derivatives	(2,196)	23,435	(5,579)	(41,200)	4,628	(23,679)	(36,572)
RIGL - All Other Investments	(2,215)	501	10,176	15,013	10,373	(1,216)	25,386
Other income	13,119	14,516	16,167	17,711	19,187	24,477	36,898
Total Revenues	153,602	183,201	167,412	139,424	181,592	283,734	321,016

BENEFITS & EXPENSES
Benefits and settlement expenses	99,856	93,438	101,247	91,909	87,801	196,103	179,710
Amortization of deferred policy acquisition costs and value of business acquired	15,053	25,664	9,984	1,873	20,549	21,553	22,422
Other operating expenses	21,324	21,468	22,255	23,296	25,066	41,584	48,362
Total Benefits and Expenses	136,233	140,570	133,486	117,078	133,416	259,240	250,494

INCOME BEFORE INCOME TAX	17,369	42,631	33,926	22,346	48,176	24,494	70,522

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives, net of economic cost	2,957	29,337	902	(33,960)	12,983	(14,181)	(20,977)
Less: RIGL - All Other Investments	(2,215)	501	10,176	15,013	10,373	(1,216)	25,386
Less: Amortization related to benefit and settlement expenses	(105)	2,195	405	(1,619)	763	(1,508)	(856)
Less: Related amortization of DAC	(446)	(9,578)	(1,787)	7,129	(4,496)	5,581	2,633

PRE-TAX OPERATING INCOME	$17,178	$20,176	$24,230	$35,783	$28,553	$35,818	$64,336

Annuities Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2011	2011	2011	2012	2012	2011	2012
SALES
Variable Annuity	$669,021	$573,166	$498,617	$567,408	$673,338	$1,276,816	$1,240,746
Immediate Annuity	14,200	18,160	14,696	14,068	15,939	33,394	30,007
Single Premium Deferred Annuity	212,323	255,715	173,420	138,314	138,044	459,265	276,358
Market Value Adjusted Annuity	18,989	12,671	2,595	155	1,965	61,939	2,120
Equity Indexed Annuity	291	79	179	289	103	469	392
Total	$914,824	$859,791	$689,507	$720,234	$829,389	$1,831,883	$1,549,623

PRE-TAX OPERATING INCOME
Variable Annuity	$5,094	$(10,223)	$13,242	$17,343	$8,044	$11,087	$25,387
Fixed Annuity	12,084	30,399	10,988	18,440	20,509	24,731	38,949
Total	$17,178	$20,176	$24,230	$35,783	$28,553	$35,818	$64,336

DEPOSIT BALANCE
VA Fixed Annuity	$541,252	$533,211	$510,567	$515,613	$563,315
VA Separate Account Annuity	5,579,541	5,367,490	6,140,365	7,050,549	7,358,411
Sub-total	6,120,793	5,900,701	6,650,932	7,566,162	7,921,726
Fixed Annuity	8,035,741	8,125,616	8,152,841	8,069,304	7,958,916
Total	$14,156,534	$14,026,317	$14,803,773	$15,635,466	$15,880,642

Draft 8/7/2012

Stable Value Products Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2011	2011	2011	2012	2012	2011	2012
REVENUES
Net investment income	$39,376	$35,173	$34,497	$32,402	$34,956	$75,480	$67,358
RIGL - Derivatives	(617)	(485)	98	646	(870)	28	(224)
RIGL - All Other Investments	7,661	10,471	(774)	1,607	274	15,628	1,881
Other income	1	(1)	—	1	—	—	1
Total Revenues	46,421	45,158	33,821	34,656	34,360	91,136	69,016

BENEFITS & EXPENSES
Benefits and settlement expenses	19,381	19,641	19,444	18,957	18,221	42,171	37,178
Amortization of deferred policy acquisition costs and value of business acquired	286	502	221	196	230	3,833	426
Other operating expenses	568	812	606	604	547	1,139	1,151
Total Benefits and Expenses	20,235	20,955	20,271	19,757	18,998	47,143	38,755

INCOME BEFORE INCOME TAX	26,186	24,203	13,550	14,899	15,362	43,993	30,261

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(617)	(485)	98	646	(870)	28	(224)
Less: RIGL-All Other Investments	7,661	10,471	(774)	1,607	274	15,628	1,881

PRE-TAX OPERATING INCOME	$19,142	$14,217	$14,226	$12,646	$15,958	$28,337	$28,604

Stable Value Products Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2011	2011	2011	2012	2012	2011	2012
SALES
GIC	$161,137	$230,000	$32,900	$26,000	$—	$235,795	$26,000
GFA - Direct Institutional	100,000	200,000	—	150,000	26,500	100,000	176,500
Total	$261,137	$430,000	$32,900	$176,000	$26,500	$335,795	$202,500

DEPOSIT BALANCE
Quarter End Balance	$2,565,235	$2,827,862	$2,769,510	$2,772,378	$2,676,312
Average Daily Balance	$2,450,620	$2,710,571	$2,827,891	$2,784,389	$2,765,761

OPERATING SPREAD	3.12%	2.10%	2.01%	1.82%	2.33%

ADJUSTED OPERATING SPREAD (1)	1.97%	1.92%	2.00%	1.80%	1.98%

(1) Excludes participating mortgage loan income and bank loan participation fee income

Draft 8/7/2012

Asset Protection Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2011	2011	2011	2012	2012	2011	2012
REVENUES
Gross Premiums and Policy Fees	$72,333	$70,646	$69,621	$68,936	$69,883	$143,939	$138,819
Reinsurance Ceded	(32,253)	(31,782)	(32,215)	(31,473)	(32,214)	(64,066)	(63,687)
Net Premiums and Policy Fees	40,080	38,864	37,406	37,463	37,669	79,873	75,132
Net investment income	6,788	6,675	6,054	6,542	5,883	13,772	12,425
Other income	22,909	25,750	24,842	26,601	29,513	44,035	56,114
Total Revenues	69,777	71,289	68,302	70,606	73,065	137,680	143,671

BENEFITS & EXPENSES
Benefits and settlement expenses	25,147	26,529	23,968	24,048	25,247	49,013	49,295
Amortization of deferred policy acquisition costs and value of business acquired	9,927	9,227	8,690	8,677	8,829	20,163	17,506
Other operating expenses	28,722	29,369	28,938	32,915	32,510	55,722	65,425
Total Benefits and Expenses	63,796	65,125	61,596	65,640	66,586	124,898	132,226

INCOME BEFORE INCOME TAX	5,981	6,164	6,706	4,966	6,479	12,782	11,445
Less: noncontrolling interests	296	—	—	—	—	245	—
OPERATING INCOME	$5,685	$6,164	$6,706	$4,966	$6,479	$12,537	$11,445

Asset Protection Key Data

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
	2011	2011	2011	2012	2012	2011	2012
SALES
Credit insurance	$9,650	$8,970	$8,381	$8,802	$10,066	$18,416	$18,868
Service contracts	79,142	83,109	80,544	82,800	94,122	143,320	176,922
Other products	20,116	18,532	17,016	18,295	15,063	37,360	33,358
Total	$108,908	$110,611	$105,941	$109,897	$119,251	$199,096	$229,148

Draft 8/7/2012

Corporate & Other Quarterly Trends

(Dollars In Thousands)	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2011	2011	2011	2012	2012	2011	2012
REVENUES
Gross Premiums and Policy Fees	$5,445	$5,399	$4,970	$5,166	$4,977	$11,100	$10,143
Reinsurance Ceded	(5)	(4)	(5)	(16)	(5)	(99)	(21)
Net Premiums and Policy Fees	5,440	5,395	4,965	5,150	4,972	11,001	10,122
Net investment income	31,479	41,235	41,408	40,045	31,249	83,683	71,294
RIGL - Derivatives	(3,322)	(11,329)	(1,159)	5	(4,024)	(2,650)	(4,019)
RIGL - All Other Investments	9,308	(6,987)	(11,858)	(16,970)	(14,000)	4,425	(30,970)
Other income	20,881	7,114	3,847	36,214	574	31,197	36,788
Total Revenues	63,786	35,428	37,203	64,444	18,771	127,656	83,215

BENEFITS & EXPENSES
Benefits and settlement expenses	5,824	6,338	3,543	5,963	5,256	11,647	11,219
Amortization of deferred policy acquisition costs and value of business acquired	352	326	1,618	354	186	710	540
Other operating expenses	47,647	50,895	49,475	47,212	56,750	99,526	103,962
Total Benefits and Expenses	53,823	57,559	54,636	53,529	62,192	111,883	115,721

INCOME (LOSS) BEFORE INCOME TAX	9,963	(22,131)	(17,433)	10,915	(43,421)	15,773	(32,506)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(3,322)	(11,329)	(1,159)	5	(4,024)	(2,650)	(4,019)
Less: RIGL-All Other Investments	9,308	(6,987)	(11,858)	(16,970)	(14,000)	4,425	(30,970)
Less: noncontrolling interests	—	—	—	—	—	—	—

PRE-TAX OPERATING INCOME (LOSS)	$3,977	$(3,815)	$(4,416)	$27,880	$(25,397)	$13,998	$2,483

Draft 8/7/2012

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax, excluding net realized investment gains and losses (excluding periodic settlements of derivatives associated with debt and certain investments) net of the related amortization of deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”). Operating earnings exclude changes in the guaranteed minimum withdrawal benefits (“GMWB”) embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and net of the related amortization of DAC attributed to each of these items.

In the first quarter of 2012, management revised the definition of operating income (loss) as it relates to certain features of our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of its business is internally assessed. Under the revised definition, the following items will be excluded from operating income:

• Changes in GMWB embedded derivatives related to this rider feature of certain variable annuity products (excluding the portion attributed to economic costs). Economic cost is the long-term expected average cost of providing the product benefit over the life of the policy based on product pricing assumptions. These include assumptions about the economic/market environment, and elective and non-elective policy owner behavior (e.g. lapses, withdrawal timing, mortality, etc.). These features are considered embedded derivatives under ASC 815.

• Changes in value of certain derivative instruments used to mitigate the risk related to variable annuity contracts.

• That portion of the change in balance sheet components amortized over estimated gross profit that is attributed to the embedded GMWB derivative and related economic hedges (e.g. DAC amortization).

Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 8/7/2012

Reconciliation of Segment Operating Income (Loss) to Net Income available to PLC’s common shareowners

(Dollars In Thousands)	2ND QTR	2ND QTR	6 MOS
(Unaudited)	2011	2012	2011	2012

Life Marketing	$30,263	$30,348	$49,536	$60,717
Acquisitions	39,429	43,615	71,820	82,714
Annuities	17,178	28,553	35,818	64,336
Stable Value Products	19,142	15,958	28,337	28,604
Asset Protection	5,685	6,479	12,537	11,445
Corporate & Other	3,977	(25,397)	13,998	2,483
Total Pre-tax operating income	115,674	99,556	212,046	250,299

Realized Investment Gains (Losses) - Investments	48,709	48,044	51,443	70,549
Realized Investment Gains (Losses) - Derivatives	(29,840)	(39,913)	(38,181)	(62,582)
Income Tax Expense	(46,920)	(31,532)	(78,807)	(83,090)

Net income available to PLC’s common shareowners	$87,623	$76,155	$146,501	$175,176

Draft 8/7/2012

Reconciliation of Operating Income per Diluted Share to Net Income Available to PLC’s Common Shareowners per Diluted Share

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR	6 MOS
(Unaudited)	2011	2011	2011	2012	2012	2011	2012

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.86	$0.74	$0.97	$1.18	$0.85	$1.57	$2.04
RIGL - Derivatives per share-diluted	(0.22)	(0.69)	(0.03)	(0.18)	(0.31)	(0.28)	(0.49)
RIGL - All Other Investments-diluted	0.36	0.91	0.08	0.18	0.37	0.38	0.55
Net income available to PLC’s common shareowners per share-diluted	$1.00	$0.96	$1.02	$1.18	$0.91	$1.67	$2.10

Draft 8/7/2012

Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

	2ND QTR	3RD QTR	4TH QTR	1ST QTR	2ND QTR
(Unaudited)	2011	2011	2011	2012	2012

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$36.68	$43.22	$45.45	$46.74	$51.81
Less: Accumulated other comprehensive income (loss)	5.54	10.94	12.07	12.37	16.47
Excluding accumulated other comprehensive income (loss)	$31.14	$32.28	$33.38	$34.37	$35.34

Draft 8/7/2012

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended June 30, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2011	12/31/2011	3/31/2012	6/30/2012	6/30/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$82,857	$86,034	$99,021	$76,155	$344,067
Less:
Realized investment gains (losses), net of income tax
Investments	83,460	7,041	11,025	33,790	135,316
Derivatives	(59,744)	(2,129)	(14,734)	(25,943)	(102,550)
Related amortization of DAC and VOBA, net of income tax	(5,036)	(664)	3,603	(2,561)	(4,658)
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	—	—	—	—	—
Operating Income	$64,177	$81,786	$99,127	$70,869	$315,959

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2011	$3,104,801	$469,071	$2,635,730
September 30, 2011	3,579,515	906,068	2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
Total			$13,648,155

Average			$2,729,631

Operating Income Return on Average Equity			11.6%

Draft 8/7/2012

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended June 30, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2010	12/31/2010	3/31/2011	6/30/2011	6/30/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$55,762	$81,383	$58,878	$87,623	$283,646
Less:
Realized investment gains (losses), net of income tax
Investments	67,062	(50,214)	(774)	32,129	48,203
Derivatives	(59,324)	66,541	(5,422)	(19,396)	(17,601)
Related amortization of DAC and VOBA, net of income tax	(760)	723	2,551	(468)	2,046
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	27	27	—	—	54
Operating Income	$48,811	$64,360	$62,523	$75,358	$251,052

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2010	$2,605,378	$189,818	$2,415,560
September 30, 2010	3,086,756	624,562	2,462,194
December 31, 2010	2,841,188	307,850	2,533,338
March 31, 2011	2,919,665	334,944	2,584,721
June 30, 2011	3,104,801	469,071	2,635,730
Total			$12,631,543

Average			$2,526,309

Operating Income Return on Average Equity			9.9%

Draft 8/7/2012

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended June 30, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2011	12/31/2011	3/31/2012	6/30/2012	6/30/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$82,857	$86,034	$99,021	$76,155	$344,067

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2011	$3,104,801	$469,071	$2,635,730
September 30, 2011	3,579,515	906,068	2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
Total			$13,648,155

Average			$2,729,631

Net income available to PLC’s common shareowners Return on Average Equity			12.6%

Draft 8/7/2012

Calculation of Net Income available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended June 30, 2011

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	9/30/2010	12/31/2010	3/31/2011	6/30/2011	6/30/2011
NUMERATOR:
Net income available to PLC’s common shareowners	$55,762	$81,383	$58,878	$87,623	$283,646

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
June 30, 2010	$2,605,378	$189,818	$2,415,560
September 30, 2010	3,086,756	624,562	2,462,194
December 31, 2010	2,841,188	307,850	2,533,338
March 31, 2011	2,919,665	334,944	2,584,721
June 30, 2011	3,104,801	469,071	2,635,730
Total			$12,631,543

Average			$2,526,309

Net income available to PLC’s common shareowners Return on Average Equity			11.2%

Draft 8/7/2012

Summary of Impact of DAC Accounting & Operating Definition Change

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	12 MOS
(Unaudited)	2011	2011	2011	2011	2011

GAAP Consolidated Statement of Income Data:

Pre-tax Operating Income (Loss) (1)
Life Marketing as originally reported	$26,239	$33,704	$20,321	$36,010	$116,274
DAC change	(6,966)	(3,441)	(7,544)	(2,200)	(20,151)
Life Marketing as adjusted	19,273	30,263	12,777	33,810	96,123

Asset Protection as originally reported	6,542	5,530	6,019	6,571	24,662
DAC change	310	155	145	135	745
Asset Protection as adjusted	6,852	5,685	6,164	6,706	25,407

Annuities as originally reported	13,085	24,375	43,784	29,482	110,726
DAC change	(4,935)	(5,237)	(4,179)	(4,451)	(18,802)
VA change to operating income	10,490	(1,960)	(19,429)	(801)	(11,700)
Annuities as adjusted	18,640	17,178	20,176	24,230	80,224

Stable Value Products	9,195	19,142	14,217	14,226	56,780
Acquisitions	32,391	39,429	44,028	41,545	157,393
Corporate & Other	10,021	3,977	(3,815)	(4,416)	5,767

Total Pre-tax Operating Income as originally reported	97,473	126,157	124,554	123,418	471,602
DAC change	(11,591)	(8,523)	(11,578)	(6,516)	(38,208)
VA change to operating income	10,490	(1,960)	(19,429)	(801)	(11,700)
Total Pre-tax Operating Income as adjusted	96,372	115,674	93,547	116,101	421,694

Income before income tax as originally reported	104,095	143,273	131,203	128,581	507,152
DAC change	(13,381)	(8,434)	(8,917)	(5,944)	(36,676)
Income before income tax as adjusted	90,714	134,839	122,286	122,637	470,476

Net Income Available to PLC’s Common Shareowners as originally reported	67,517	93,068	88,614	89,871	339,070
DAC change	(8,639)	(5,445)	(5,757)	(3,837)	(23,678)
Net Income Available to PLC’s Common Shareowners as adjusted	58,878	87,623	82,857	86,034	315,392

Per Share Data (Diluted):
Operating Earnings per Share as originally reported (1)	$0.72	$0.94	$0.98	$1.02	$3.65
DAC change	(0.09)	(0.06)	(0.09)	(0.05)	(0.28)
VA change to operating income	0.08	(0.02)	(0.15)	—	(0.09)
Operating Earnings per Share as adjusted	$0.71	$0.86	$0.74	$0.97	$3.28

Net Income Available to PLC’s Common Shareowners as originally reported	$0.77	$1.06	$1.03	$1.06	$3.92
DAC change	(0.10)	(0.06)	(0.07)	(0.04)	(0.27)
Net Income Available to PLC’s Common Shareowners as adjusted	$0.67	$1.00	$0.96	$1.02	$3.65

(1) “Operating income” is a non-GAAP financial measure. “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 8/7/2012

Summary of Impact of DAC Accounting Change

(Dollars In Thousands)	1ST QTR	2ND QTR	3RD QTR	4TH QTR
(Unaudited)	2011	2011	2011	2011

GAAP Consolidated Balance Sheet Data:

Total GAAP Assets as originally reported	$48,295,466	$50,987,849	$52,023,403	$52,932,085
DAC change	(771,013)	(775,521)	(779,092)	(788,716)
Total GAAP Assets as adjusted	$47,524,453	$50,212,328	$51,244,311	$52,143,369

Total PLC’s Shareowners’ Equity as originally reported	3,417,209	3,605,238	4,082,235	4,220,465
DAC change	(497,544)	(500,437)	(502,720)	(508,948)
Total PLC’s Shareowners’ Equity as adjusted	$2,919,665	$3,104,801	$3,579,515	$3,711,517

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	3,097,855	3,154,309	3,197,783	3,254,246
DAC change	(513,134)	(518,579)	(524,336)	(528,173)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$2,584,721	$2,635,730	$2,673,447	$2,726,073

Per Share Data (Common Shares Outstanding):

Total PLC’s Shareowners’ Equity as originally reported	39.87	42.59	49.30	51.68
DAC change	(5.80)	(5.91)	(6.08)	(6.23)
Total PLC’s Shareowners’ Equity as adjusted	$34.07	$36.68	$43.22	$45.45

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	36.15	37.26	38.61	39.85
DAC change	(5.99)	(6.12)	(6.33)	(6.47)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$30.16	$31.14	$32.28	$33.38

(1) “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total PLC Shareowners’ equity” is a GAAP financial measure to which “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” can be compared.

Draft 8/7/2012

Summary of Impact of DAC Accounting & Operating Definition Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010

GAAP Consolidated Statement of Income Data:

Pre-tax Operating Income (Loss) (1)
Life Marketing as originally reported	$189,186	$188,535	$137,826	$147,470
DAC change	(48,411)	(42,714)	(30,018)	(23,606)
Life Marketing as adjusted	140,775	145,821	107,808	123,864

Asset Protection as originally reported	41,559	30,789	23,229	29,897
DAC change	244	1,729	3,019	1,594
Asset Protection as adjusted	41,803	32,518	26,248	31,491

Annuities as originally reported	23,051	18,707	56,642	53,901
DAC change	(18,201)	(27,212)	(15,997)	(22,689)
VA change to operating income	—	16,744	(18,591)	20,951
Annuities as adjusted	4,850	8,239	22,054	52,163

Stable Value Products	50,231	89,811	61,963	39,207
Acquisitions	129,247	136,479	133,760	111,143
Corporate & Other	(3,416)	(105,986)	81,980	(25,053)

Total Pre-tax Operating Income as originally reported	429,858	358,335	495,400	356,565
DAC change	(66,368)	(68,197)	(42,996)	(44,701)
VA change to operating income	—	16,744	(18,591)	20,951
Total Pre-tax Operating Income as adjusted	363,490	306,882	433,813	332,815

Income before income tax as originally reported	436,088	(75,131)	416,778	388,863
DAC change	(66,368)	(68,197)	(34,593)	(54,091)
Income before income tax as adjusted	369,720	(143,328)	382,185	334,772

Net Income Available to PLC’s Common Shareowners	289,566	(41,855)	271,488	260,241
DAC change	(42,837)	(44,031)	(22,351)	(34,927)
Net Income Available to PLC’s Common Shareowners	246,729	(85,886)	249,137	225,314

Per Share Data (Diluted):
Operating Earnings per Share as originally reported (1)	$3.99	$3.37	$3.97	$2.73
DAC change	(0.60)	(0.62)	(0.34)	(0.33)
VA change to operating income	—	0.15	(0.15)	0.15
Operating Earnings per Share as adjusted	$3.39	$2.90	$3.48	$2.55

Net Income Available to PLC’s Common Shareowners as originally reported	$4.05	$(0.59)	$3.34	$2.97
DAC change	(0.60)	(0.62)	(0.27)	(0.40)
Net Income Available to PLC’s Common Shareowners as adjusted	$3.45	$(1.21)	$3.07	$2.57

(1) “Operating income” is a non-GAAP financial measure. “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 8/7/2012

Summary of Impact of DAC Accounting Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010

GAAP Consolidated Balance Sheet Data:

Total GAAP Assets as originally reported	$41,786,041	$39,572,449	$42,311,587	$47,562,786
DAC change	(624,656)	(729,089)	(728,036)	(759,163)
Total GAAP Assets as adjusted	$41,161,385	$38,843,360	$41,583,551	$46,803,623

Total PLC’s Shareowners’ Equity as originally reported	2,456,761	761,095	2,478,821	3,331,087
DAC change	(403,135)	(470,538)	(469,892)	(489,899)
Total PLC’s Shareowners’ Equity as adjusted	$2,053,626	$290,557	$2,008,929	$2,841,188

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	2,537,290	2,428,151	2,799,990	3,037,833
DAC change	(403,186)	(447,217)	(469,568)	(504,495)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$2,134,104	$1,980,934	$2,330,422	$2,533,338

Per Share Data (Common Shares Outstanding):

Total PLC’s Shareowners’ Equity as originally reported	35.02	10.89	28.96	38.88
DAC change	(5.74)	(6.73)	(5.49)	(5.71)
Total PLC’s Shareowners’ Equity as adjusted	$29.28	$4.16	$23.47	$33.17

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	36.17	34.74	32.72	35.46
DAC change	(5.75)	(6.40)	(5.49)	(5.89)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$30.42	$28.34	$27.23	$29.57

(1) “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total PLC Shareowners’ equity” is a GAAP financial measure to which “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” can be compared.